Exhibit 99.1
Contacts:

William (B.J.) Lehmann, J.D.	Investor Relations:
President and Chief Operating Officer	Lisa M. Wilson
Tel: (216) 431-9900	In-Site Communications
bjlehmann@athersys.com	Tel: (917) 543-9932
lwilson@insitecony.com
ATHERSYS ENTERS INTO $20 MILLION
EQUITY PURCHASE AGREEMENT WITH ASPIRE CAPITAL
Cleveland, OHIO, November 14, 2011 — Athersys, Inc. (NASDAQ: ATHX), a leader in the emerging field of regenerative medicine, has entered into a Common Stock Purchase Agreement with Aspire Capital Fund, LLC (“Aspire Capital”) whereby Aspire Capital has committed to purchase up to $20 million of Athersys’ common stock in multiple transactions over the next two years at a modest discount to the then prevailing market price. At closing, Aspire Capital purchased 666,667 shares of common stock for $1.50 per share, which adds to its current holdings in the Company, acquired through participation in the financing completed in February 2011.
“We believe that Athersys represents a leading company in the regenerative medicine field, with compelling technology and a very strong portfolio of opportunities. We’re pleased to have the opportunity to work with the Company to support their ongoing development efforts,” said Steven G. Martin, Managing Member at Aspire Capital.
Key aspects of the Purchase Agreement include:
•	Athersys will control the timing and amount of any sales of common stock to Aspire Capital and will know the sales price before giving notice directing Aspire Capital to purchase shares.
•	Aspire Capital has no right to require any sales by the Company, but is obligated to make purchases as the Company directs, in accordance with the terms of the Purchase Agreement.
•
There are no limitations on use of proceeds, financial covenants, restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement.

•	The Purchase Agreement may be terminated by Athersys at any time, at its discretion, without any additional cost or penalty.
“We have historically obtained capital through a combination of business partnerships, grant funding and equity financings. This agreement provides us additional flexibility to sell shares at times and prices favorable to the Company and will serve as a useful complement to our existing financing strategy,” said William (B.J.) Lehmann, President and Chief Operating Officer of Athersys. “We look forward to working with Aspire Capital as we continue to advance our MultiStem® programs through Phase II clinical development in areas with significant unmet medical need, including cardiovascular disease, neurological conditions, inflammatory and immune system disorders, and other areas.”
A more complete and detailed description of the Purchase Agreement and related agreement is set forth in the Company’s Current Report on Form 8-K, filed today with the U.S. Securities and Exchange Commission.

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The offer and sale of the shares of Athersys common stock issuable under the Purchase Agreement have not been registered under the Securities Act of 1933, as amended. Accordingly, these securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. Athersys has agreed to file within twenty (20) business days a registration statement on Form S-1, covering the resale of the common stock issued and issuable in accordance with the terms of the Purchase Agreement.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
About Athersys, Inc.
Athersys is a clinical stage biopharmaceutical company engaged in the discovery and development of therapeutic product candidates designed to extend and enhance the quality of human life. Athersys is developing MultiStem®, a patented, adult-derived “off-the-shelf” stem cell product platform for multiple disease indications, including damage caused by myocardial infarction, bone marrow transplantation and oncology treatment support, ischemic stroke, and inflammatory bowel disease. Athersys also has developed a portfolio of other therapeutic programs, including orally active pharmaceutical product candidates for the treatment of metabolic and central nervous system disorders, utilizing proprietary technologies, including Random Activation of Gene Expression (RAGE®). Athersys has forged several key strategic alliances and collaborations with leading pharmaceutical and biotechnology companies, as well as world-renowned research institutions in the United States and Europe to further develop its platform and products.
About Aspire Capital Fund, LLC
Aspire Capital Fund, LLC is an institutional investor based in Chicago, Illinois with a fundamental investment approach. Aspire Capital invests in a wide range of companies and industries emphasizing life sciences, energy and technology companies.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward-looking statements relate to, among other things, the expected timetable for development of our product candidates, our growth strategy, and our future financial performance, including our operations, economic performance, financial condition, prospects, and other future events. We have attempted to identify forward-looking statements by using such words as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “suggest,” “will,” or other similar expressions. These forward-looking statements are only predictions and are largely based on our current expectations. A number of known and unknown risks, uncertainties, and other factors could affect the accuracy of these statements. Some of the more significant known risks that we face that could cause actual results to differ materially from those implied by forward-looking statements are the risks and uncertainties inherent in the process of discovering, developing, and commercializing products that are safe and effective for use as human therapeutics, such as the

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uncertainty regarding market acceptance of our product candidates and our ability to generate revenues, including MultiStem for the treatment of inflammatory bowel disease, acute myocardial infarction, stroke, multiple sclerosis and other disease indications, and the prevention of graft-versus-host disease. These risks may cause our actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Other important factors to consider in evaluating our forward-looking statements include: our ability to raise additional capital; the possibility of delays in, adverse results of, and excessive costs of the development process; our ability to successfully initiate and complete clinical trials; changes in external market factors; changes in our industry’s overall performance; changes in our business strategy; our ability to protect our intellectual property portfolio; our possible inability to realize commercially-valuable discoveries in our collaborations with pharmaceutical and other biotechnology companies; our ability to meet milestones under our collaboration agreements; our collaborators’ ability to continue to fulfill their obligations under the terms of our collaboration agreements; our possible inability to execute our strategy due to changes in our industry or the economy generally; changes in productivity and reliability of suppliers; and the success of our competitors and the emergence of new competitors. You should not place undue reliance on forward-looking statements contained in this press release, and we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.
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